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                          SUPPLEMENT TO THE PROSPECTUSES
                     AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE MUNICIPAL BOND FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

Lori Cohane and Frank Biondo (see biographies below) now serve as Co-Portfolio Managers of the fund. Gregg M. Diliberto no longer serves as the Portfolio Manager of the fund.

CERTAIN MANAGER BIOGRAPHIES

Lori A. Cohane, Managing Director, joined CSAM in 2002 from Morgan Stanley Investment Group, where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management. She joined Salomon Brothers in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in finance.

Frank J. Biondo, CFA, Vice President, joined CSAM in 2002 from UBS Global Asset Management, where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley Investment Group, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in accounting and economics from New York University.

Dated: July 23, 2002                                                 16-0702
                                                                     for
                                                                     WPMBD
                                                                     CSMBA